SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                   Form 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 29, 1999


                           TURBODYNE TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                 0-21391                    95-4699061
  (State or Other Jurisdiction     (Commission                 (IRS Employer
        of Incorporation)         File Number)              Identification No.)


                         21700 Oxnard Street, Suite 1550
                            Woodland Hills, CA 91367
                    (Address of Principal Executive Offices)

                                 (818) 593-2282
                         (Registrant's Telephone Number)

ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 29, 1999 KPMG LLP resigned as the principal accountant to audit the Company's consolidated financial statements, beginning with its consolidated financial statements for the year ending December 31, 1999.

The reports of KPMG LLP on the consolidated financial statements for the years ended December 31, 1998 and December 31, 1997 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. KPMG LLP's auditors' report on the consolidated financial statements of the Company and subsidiaries as of and for the year ended December 31, 1998, contained a separate paragraph stating that certain matters exist that "raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 13 to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties."

During the Company's fiscal years ended December 31, 1998 and December 31, 1997, and each interim period subsequent to December 31, 1998 preceding KPMG LLP's resignation, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement (s) in connection with its report on the Company's consolidated financial statements. KPMG LLP has not reviewed Quarterly Reports of the Company on Form 10-Q and did not review the Company's Quarterly Reports on Form 10-Q for the quarterly periods ending September 30, 1999, June 30, 1999 and March 31, 1999.

The Company requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company, and, if not, stating the respects which it does not agree. As of the date of filing of this report on Form 8-K, the Company has not yet received such letter.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 13, 1999                  TURBODYNE TECHNOLOGIES INC.



                                    By: /s/ JOSEPH CASTANO
                                        --------------------------------
                                        Joseph Castano
                                        Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBITS                                                           PAGE NUMBER

16             November 29, 1999 letter regarding resignation
                    of Certifying Accountant.


                                   Exhibits-1

                                   EXHIBIT 16

November 29, 1999

Mr. Joseph D. Castano
Chief Financial Officer
Turbodyne Technologies Inc.
6155 Carpinteria Avenue
Carpinteria, California  93013

Dear Mr. Castano:

This is to confirm that the client-auditor relationship between Turbodyne Technologies Inc. and subsidiaries and KPMG has ceased.

Very Truly Yours,

KPMG LLP



cc:

Chief Accountant--Securities Exchange Commission
Mr. Ed Halimi--Turbodyne Technologies Inc.


                                   Exhibits-2